UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

CYTRX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650
Los Angeles, California  90049
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 826-5648

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 2.02. Results of Operations and Financial Condition.
On May 8, 2018 CytRx Corporation issued a press release regarding its financial results for the quarter ended March 31, 2018. A copy of the press release is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
The exhibit listed on the accompanying Index to Exhibits is filed herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Date: May 8, 2018	By:	/s/ JOHN Y. CALOZ
John Y. Caloz
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99	Press Release dated May 8, 2018